EXHIBIT 10.6

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (this “Subordination Agreement”) is entered into as of June 2, 2015, among IOWA STATE BANK (“Senior Lender”), ARROW, LLC, SMC EMPLOYEES PARTNERSHIP, ASSOCIATED PRIVATE EQUITY, SET CAPITAL HOLDINGS, LLC AND CHADDS FORD, LLC, and such additional parties who may execute a counterpart signature page hereto (collectively, “Junior Lenders”), and AMERICAN POWER GROUP CORPORATION (“APGC”) and AMERICAN POWER GROUP, INC. (“APGI”). Hereinafter, all references to the “Company” shall be understood to refer to both APGC and APGI as individual entities, consistent with fully protecting the security interests of the Senior Lender.
R E C I T A L S:
A.Senior Lender has made or will make one or more loans to APGI, a subsidiary of APGC, on or prior to the date hereof (the “Senior Debt”) pursuant to the Loan Agreement.

B.The Company has granted Senior Lender liens on its assets to secure the repayment of the Senior Debt.

C.Junior Lenders have agreed to loan the Company an aggregate of up to $2,750,000.

D.It is the agreement of the parties that the Junior Debt shall be subordinate to Senior Debt and the security therefor, all as hereafter provided.

NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions. The following terms shall have the respective meanings specified below or in the Section or Recital referred to below:

“Bankruptcy Proceeding” means any proceeding by or against any party for relief under any bankruptcy, reorganization or insolvency law or laws relating to the relief of debtors, or any receivership, insolvency or assignment for the benefit of creditors, or any proceeding for any liquidation, liquidating distribution, dissolution or other winding up of such party, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings.
“Collateral” See Section 12.
“Enforcement Action” means any action to enforce or attempt to enforce any right or remedy available to Junior Lenders to collect the Junior Debt, including any action or proceeding (a) to accelerate the maturity of, or demand as immediately due and payable, all or any part of the Junior Debt, or (b) to commence, continue or participate in any judicial, arbitral or other proceeding or any collection or enforcement action of any kind, against the Company or the Company’s assets seeking, directly or indirectly, to enforce any rights or remedies, or to enforce any of the obligations incurred by the Company, under or in connection with the Junior Debt.
“Junior Debt” means the indebtedness of the Company payable to Junior Lenders in the original principal sum of up to $2,750,000 pursuant to the terms of those certain Contingent Convertible Promissory Notes dated on or after June 2, 2015.
“Junior Liens” See Section 3.

“Loan Agreement” means that certain Business Loan Agreement between APGI and Senior Lender dated as of October 27, 2014 as it has been and may be amended, restated or otherwise modified from time to time.
“Permitted Payments” See Section 4.
“Senior Debt” See Paragraph A of the Recitals hereof.
“Senior Liens” See Section 3.
“Subordination Event” means the occurrence of an Event of Default as defined in the Loan Agreement.
2.Subordination. The Junior Debt will be subordinate and junior in right of payment and collection to the payment and collection in full of all indebtedness, obligations and liabilities of the Company to Senior Lender pursuant to the Senior Debt.

3.Lien Subordination. Junior Lenders hereby agrees that any and all liens, rights, and security interests owned, claimed, or held, or to be owned, claimed, or held by Junior Lenders as security for the Junior Debt (the “Junior Liens”) are and shall be in all things subordinate and inferior to any and all liens, rights, and security interests owned, claimed, or held, or to be owned, claimed, or held by Senior Lender as security for the Senior Debt (the “Senior Liens”). Junior Lenders represent that the Junior Debt is unsecured as of the date of this Subordination Agreement.

4.Limitations on Payments. Except as is hereinafter set forth in this Section 4, no payment shall be made by the Company on account of or for application against the Junior Debt if, at the time of or immediately after such payment, any of the Senior Debt shall remain outstanding, and no distribution or payment of any kind shall be received by the Junior Lenders from the Company in respect of the Junior Debt, and Junior Lender will not otherwise receive any amount whatsoever from the Company on account of or for application against the Junior Debt, whether as a result of setoff, realization upon collateral or otherwise, until the Senior Debt shall have been fully paid and satisfied. The provisions of the first sentence of this Section 4 notwithstanding, for so long as no Subordination Event shall have occurred and be continuing or shall occur as a result of any payment, the Company may pay the Junior Lenders and the Junior Lenders may receive the payments of principal and interest payable on the Junior Debt (collectively, the “Permitted Payments”) in accordance with its terms. Upon the occurrence of a Subordination Event, all further payments of Permitted Payments to Junior Lenders shall immediately be suspended until the Subordination Event no longer exists. Once a Subordination Event no longer exists, the payment of Permitted Payments by the Company to the Junior Lenders may resume, including past due Permitted Payments so long as the payment of such past due Permitted Payments would not result in an Event of Default under the Loan Agreement.

5.Certain Distributions. Junior Lenders agree that in the event of any distribution, division or any application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company or the proceeds thereof to creditors of the Company or upon the indebtedness of the Company, in any case for reason of the liquidation, dissolution or winding up of the Company or the Company’s business, or in the event of any sale, receivership, insolvency or Bankruptcy Proceeding or assignment for the benefit of creditors, or any proceeding by or against the Company for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, the adjustment of indebtedness, reorganizations, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, property, securities or otherwise, which shall be payable or deliverable by the Company upon or with respect to any or all indebtedness of the Company to Junior Lenders shall be paid or delivered directly to Senior Lender for application on the Senior Debt, until the Senior Debt shall have been fully paid and satisfied. Junior Lenders hereby grant Senior Lender the right to file proofs of claim on account of the Junior Debt in any Bankruptcy Proceeding in the event Junior Lender fails to do so within ten (10) days of the bar date pertaining thereto.

6.Remedies Standstill. Until the Senior Debt has been paid in full, the Junior Lenders shall not, without the prior written consent of the Senior Lender, take any Enforcement Action with respect to the Junior Debt, provided, however, that (i) nothing herein shall prohibit the Junior Lenders from accelerating all or any portion of the Junior Debt in accordance with its terms without the consent of the Senior Lender and (ii) following the expiration of the Standstill Period (as defined below), the Junior Lenders may take an Enforcement Action. All Enforcement Actions taken by the Junior Lenders hereunder shall at all times be and remain subject to the terms of this Agreement and any and all payments and collections received by the Junior Lenders in respect of the Junior Debt pursuant to any Enforcement Action shall be paid over to the Senior Lender for application to the payment in full of the Senior Debt (whether or not then due) in such order and manner as the Senior Lender shall determine until all obligations under the Senior Debt have been paid and discharged in full in cash. Notwithstanding the foregoing, the Junior Lenders may, subject to the terms hereof, without the consent of the Senior Lender, file proofs of claim and vote such claims in any Insolvency Proceeding involving the Company or its assets. For purposes of this Agreement, "Standstill Period" shall mean the period commencing on the date of the occurrence of and Event of Default and ending upon the earliest to occur of (i) the date which is 90 days after the Senior Lender shall have received a written notice from any of the Junior Lenders of such default; and (ii) the date of the commencement of any Bankruptcy Proceeding with respect to any Obligor or its assets.

7.Additional Agreements. Other than as specifically provided for herein, Junior Lenders agree (a) that they will not commence or pursue in any action of any kind (including any Enforcement Action or Bankruptcy Proceeding) to prohibit, limit or impair the commencement or pursuit by Senior Lender of any of its rights or remedies under or in connection with the Senior Debt or otherwise available to Senior Lender under applicable law; and (b) that any instrument evidencing the Junior Debt shall expressly provide that the Junior Debt is subject to the provisions of this Subordination Agreement.

8.Treatment of Payments. If, notwithstanding the provisions of this Subordination Agreement, any cash or distribution of assets of the Company, whether in cash, property, securities or otherwise, which, under the provisions of this Subordination Agreement should not have been paid to Junior Lenders, is received by any of Junior Lenders or any person on behalf of any of them, or provision is made for such payment or distribution, such payment or distribution shall be held in trust for the benefit of and shall immediately be paid and delivered directly to Senior Lender, with any necessary endorsement, for application to the payment of the Senior Debt; whether or not due, until the Senior Debt shall have been fully paid and satisfied.

9.No Impairment. The provisions of this Subordination Agreement are intended solely for the purpose of defining the relative rights of the Junior Lenders or any holder of the Junior Debt, on one hand, and Senior Lender or any holder of the Senior Debt, on the other hand, and nothing contained in this Subordination Agreement is intended to or shall impair, as between the Company, other creditors, and Junior Lenders or any holder of the Junior Debt, all amounts due and payable in accordance with the Junior Debt, or to affect the relative rights of the Junior Lenders or any holder of the Junior Debt and creditors of the Company other than Senior Lender or holders of the Senior Debt, nor shall anything herein or therein prevent Junior Lenders or any holders of the Junior Debt from exercising all remedies against the Company otherwise permitted by applicable law, subject to the rights of Senior Lender under the provisions of this Subordination Agreement.

10.Obligations Hereunder Not Affected. No action or inaction of Senior Lender or any other person, and no change of law or circumstances, shall release or diminish the obligations, liabilities, agreements or duties hereunder of the Junior Lenders or the Company, or affect this Subordination Agreement in any way or provide any party any recourse against Senior Lender.

11.Specific Performance. Senior Lender is hereby authorized to demand specific performance of this Subordination Agreement at any time when any other party shall have failed to comply with any of the provisions of this Subordination Agreement applicable to it. The Company and Junior Lenders hereby irrevocably waive any defense based upon the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance and waive any requirement of the posting of any bond which might otherwise be required before such remedy of specific performance is granted.

12.Deed in Lieu of Foreclosure. As to any of the assets and properties subject to the Senior Liens (the “Collateral”), Senior Lender may at any time after the occurrence and during the continuance of a default under the Senior Debt accept a full or partial deed in lieu or assignment in lieu of foreclosure in its own name or in the name of its designee or nominee or otherwise.

13.Subrogation. No payment or distribution to Senior Lender pursuant to the provisions of this Subordination Agreement shall entitle Junior Lenders to exercise any rights of subrogation in respect thereof until the Senior Debt shall have been paid and satisfied in full. After the payment of the Senior Debt in full and provided no payments are voidable, Junior Lenders shall be subrogated to the rights of Senior Lender to receive payments or distributions applicable to the Senior Debt to the extent the distributions otherwise payable to the Junior Lenders have been applied to the payment of the Senior Debt.

14.Choice of Law. THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF IOWA.

15.Waivers and Amendments. This Subordination Agreement may not be amended, waived, terminated, or otherwise modified except in writing executed by Senior Lender, and in the case of amendments and modifications, by (a) Junior Lenders holding not less than 67% of the principal amount of the outstanding Junior Debt and (b) the Company.

16.No Implied Waiver. Any delay in the exercise of or any failure to exercise any right or remedy of any party to this Subordination Agreement shall not be deemed a waiver of any such right or remedy.

17.Binding Effect. This Subordination Agreement shall be binding upon the parties and their respective successors, transferees and assigns. Each reference in this Subordination Agreement to Junior Lenders shall include any assignee or transferee of the Junior Debt and the Junior Liens, and each reference in this Subordination Agreement to Senior Lender shall include any assignee or transferee of the Senior Debt and the Senior Liens.

18.Invalid Provisions. If any term or provision of this Subordination Agreement shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

19.Further Assurances. The Junior Lenders agree and acknowledge that this Subordination Agreement may be filed for the record for the purposes of giving notice of the subordination herein granted, and the Junior Lenders and the Company further agree to execute such subordinations, financing statements and other documents that may be requested by Senior Lender to more fully give effect to the provisions of this Subordination Agreement.

20.Notices. All notices, requests, consents, demands and other communications required or permitted under this Subordination Agreement shall be in writing and, unless otherwise specifically provided in this Subordination Agreement, (i) shall be deemed sufficiently given or furnished (a) if delivered by a commercial messenger service regularly retaining receipts for such delivery, effective on the date of delivery by the commercial messenger service; (b) if sent by registered or certified mail, return receipt requested, effective three (3) business days after the date of deposit; (c) if sent by telephonic facsimile transmission on a business day during normal business hours with a copy sent by regular mail, effective on the date imprinted on the facsimile transmission form; or (d) if delivered by the air courier services known as FedEx, Express Mail, Airborne or Emory Air, effective two business days after the date of delivery thereof to the courier for either next day or two-day delivery, and (ii) shall be addressed to the parties as listed as follows, or as set forth on a counterpart signature page to this Subordination Agreement:

Senior Lender’s address:

IOWA STATE BANK
5 E Call Street
Algona, IA 50511
Attn: ______________________

Addresses of Junior Lenders:

SMC EMPLOYEES PARTNERSHIP
___________________________
___________________________
Attn: ______________________

ASSOCIATED PRIVATE EQUITY
___________________________
___________________________
Attn: ______________________

SET CAPITAL HOLDINGS, LLC
___________________________
___________________________
Attn: ______________________

CHADDS FORD, LLC
___________________________
___________________________
Attn: ______________________

ARROW, LLC
___________________________
___________________________
Attn: ______________________

Company’s address:

AMERICAN POWER GROUP CORPORATION and
AMERICAN POWER GROUP, INC.
7 Kimball Lane, Building A
Lynnfield, MA 01940
Attn: Chief Financial Officer

21.Counterparts. This Subordination Agreement may be signed in any number of complete counterparts, each of which when so executed by all parties hereto shall be deemed to constitute one and the same agreement; but in making proof of this Subordination Agreement it will not be necessary to produce or account for more than one such counterpart executed by all parties hereto.

22.Notice of Final Agreement. THIS SUBORDINATION AGREEMENT REPRESENTS AND EMBODIES THE ENTIRE AND FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN OR ORAL AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THIS SUBORDINATION AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature pages follow.]

[The signature pages to the Subordination Agreement are on file with American Power Group Corporation and are intentionally omitted]

COUNTERPART SIGNATURE PAGE TO
SUBORDINATION AGREEMENT

The undersigned agrees to become a Junior Lender party to that certain Subordination Agreement dated as of June 2, 2015 (the “Agreement”), by and among the Junior Lenders, Iowa State Bank and the other parties named therein, and agrees to be bound by all of the provisions of the Agreement that apply to the Junior Lenders.
All defined terms used but not defined herein shall have the meaning set forth in the Agreement.
IN WITNESS WHEREOF, this counterpart signature page has been duly executed by or on behalf of the undersigned as of the date below written.

Name:______________________________

Address: ___________________________

___________________________